SUBSEQUENT EVENTS (UNAUDITED)	9 Months Ended
Sep. 30, 2021
SUBSEQUENT EVENTS (UNAUDITED)
SUBSEQUENT EVENTS (UNAUDITED)

NOTE 13. SUBSEQUENT EVENTS (UNAUDITED)

For the interim financial statements relating to the nine months ended September 30, 2021, subsequent events were evaluated through November 17, 2021, the date on which the unaudited interim financial statements were issued.

On August 25, 2021 and August 27, 2021, Embark entered into a commitment letters (collectively, the “Commitment Letters”) with certain investors (collectively, the “Investors”) pursuant to which such Investors each provided a commitment to invest, upon Embark’s election, up to $5 million in Embark in the form of Series C Preferred Stock of Embark in the event that the Merger Agreement is terminated and the Business Combination is not consummated. As the Business Combination is consummated, each of the Investor’s obligations under the applicable Commitment Letter is terminated.

In connection with the Business Combination, Embark raised $244 million of net proceeds from the contribution of $414 million of proceeds from cash held in Northern Genesis’s trust account from the Northern Genesis IPO, $160 million of proceeds from the PIPE investment, and offset by redemption of Northern Genesis’s Class A common stock held by Northern Genesis’s public stockholders of $299 million. Direct and incremental transaction costs in connection with the Business Combination were incurred prior to, or concurrent with the Closing by Northern Genesis and Embark, including the PIPE investment and the deferred underwriting fees related to the Northern Genesis IPO of $69 million. Embark believes cash and other components of working capital will be sufficient to meet Embark’s needs for at least the next 12 months.